UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): November 14, 2023 (November 9, 2023)

ONEMAIN FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	001-06155	35-0416090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 N.W. Second Street, Evansville, Indiana 47708
(Address of principal executive offices)(Zip Code)

(812) 424-8031
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On November 9, 2023, OneMain Finance Corporation (“OMFC,” “we,” “us” or “our”) entered into an underwriting agreement (the “Underwriting Agreement”) with OneMain Holdings, Inc., the direct sole shareholder of OMFC (“OMH”), as guarantor, and BNP Paribas Securities Corp. and Mizuho Securities USA LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale by OMFC of $400.0 million aggregate principal amount of our 9.000% Senior Notes due 2029 (the “Additional Notes”) in an “add-on” underwritten public offering made pursuant to a registration statement and related prospectus supplement filed with the Securities and Exchange Commission (“SEC”). The offering closed on November 14, 2023.

The Underwriting Agreement includes customary representations, warranties and covenants by each of OMFC and OMH. It also provides for customary indemnification by each of OMFC, OMH and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

OMFC intends to use the proceeds from the offering to redeem a portion of its 6.125% Senior Notes due 2024.

Certain of the Underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with OMH, its subsidiaries or affiliates, including OMFC. They have received, or may in the future receive, customary fees and commissions for these transactions. Some of the underwriters and their affiliates have entered into, and may in the future enter into, financing arrangements (including offerings of asset-backed notes) in which they act as initial purchaser or serve as lender to OMH, its subsidiaries or affiliates, including OMFC.

Supplemental Indenture

On November 14, 2023, OMFC issued the Additional Notes under an Indenture, dated as of December 3, 2014 (the “Base Indenture”), among OMFC, as issuer, OMH, as guarantor, and Wilmington Trust, National Association, as trustee, as amended and supplemented by a Fifteenth Supplemental Indenture, dated as of June 22, 2023 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among OMFC, OMH and HSBC Bank USA, National Association, as series trustee (the “Trustee”), pursuant to which OMH provided a guarantee of the Notes (as defined below). The Additional Notes were offered and sold in an underwritten public offering made pursuant to a Prospectus, dated October 13, 2023 and a Prospectus Supplement, dated November 9, 2023, filed as part of OMFC’s and OMH’s joint Registration Statement on Form S‑3 (Registration No. 333-274956-01) filed with the SEC. The Additional Notes are guaranteed on an unsecured basis by OMH.

The Additional Notes were issued as an add-on to OMFC’s existing $500.0 million aggregate principal amount of 9.000% Senior Notes due 2029 that OMFC issued in a registered public offering on June 22, 2023 (the “Existing Notes” and, together with the Additional Notes, the “Notes”). The Additional Notes and the Existing Notes will be treated as a single class of debt securities and will have the same CUSIP number and the same terms, other than the issue date and the issue price.

The Notes will mature on January 15, 2029 and bear interest at a rate of 9.000% per annum, payable semiannually in arrears on January 15 and July 15 of each year, beginning on January, 2024. The Notes are our senior unsecured obligations and rank equally in right of payment to all of our other existing and future unsubordinated indebtedness from time to time outstanding. The Notes are guaranteed by our direct parent company, OMH, and will not be guaranteed by any of our subsidiaries, including OneMain Financial Holdings, LLC, or any other party. Pre-issuance accrued interest from June 22, 2023 to November 14, 2023, the issue date of the Additional Notes, was paid by the purchasers of the Additional Notes. On January 15, 2024, we will pay this pre-issuance accrued interest to the holders of the Additional Notes as of the close of business on January 1, 2024 (the applicable record date), together with interest accrued on the Additional Notes from the issue date (November 14, 2023) to the interest payment date (January 15, 2024).

The Notes are effectively subordinated to all of our secured obligations to the extent of the value of the assets securing such obligations, structurally subordinated to all existing and future liabilities of our subsidiaries (including OneMain Financial Holdings, LLC), and rank senior in right of payment to all existing and future subordinated indebtedness of OMFC.

The Notes may be redeemed, in whole or in part, at OMFC’s option, at any time or from time to time (i) prior to July 15, 2025, at a “make-whole” redemption price specified in the Indenture, and (ii) on and after July 15, 2025, at the applicable redemption price set forth below (expressed as a percentage of the principal amount of the Notes to be redeemed), if redeemed during the 12-month period beginning on July 15 of each of the years indicated below, in each case plus accrued and unpaid interest on such principal amount to, but not including, the applicable redemption date.

Year	Percentage
2025	104.500%
2026	102.250%
2027 and thereafter	100.000%

The Indenture contains covenants that, among other things, limit OMFC’s ability to create liens on assets and restrict OMFC’s ability to consolidate, merge or sell its assets. The Indenture also provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee or holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare the principal amount of all the Notes to be due and payable immediately. The Notes will not have the benefit of any sinking fund.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and Supplemental Indenture (and form of 9.000% Senior Notes due 2029 included therein as Exhibit A), copies of which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. In connection with the issuance of the Additional Notes, Jeffrey M. Gershon, Associate General Counsel of OMFC, and Skadden, Arps, Slate, Meagher & Flom LLP provided OMFC with the legal opinions filed as Exhibits 5.1 and 5.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided in Item 1.01 of this Current Report on Form 8‑K is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
*1.1
Underwriting Agreement, dated as of November 9, 2023, among OneMain Finance Corporation, OneMain Holdings, Inc., and BNP Paribas Securities Corp. and Mizuho Securities USA LLC, as representatives of the several underwriters named therein.

4.1
Indenture relating to the Notes, dated as of December 3, 2014, among OneMain Finance Corporation, OneMain Holdings, Inc. and Wilmington Trust, National Association, as trustee, as filed with the SEC on December 3, 2014 as Exhibit 4.1 to OMFC’s Current Report on Form 8-K (File No. 001-06155), and incorporated herein by reference.

4.2
Fifteenth Supplemental Indenture relating to the Notes, dated as of June 22, 2023 among OneMain Finance Corporation, OneMain Holdings, Inc. and HSBC Bank USA, National Association, as series trustee (including the form of 9.000% Senior Notes due 2029 included therein as Exhibit A), as filed with the SEC on June 22, 2023 as Exhibit 4.2 to OMFC’s Current Report on Form 8-K (File No. 001-06155), and incorporated herein by reference.

*5.1	Opinion of Jeffrey M. Gershon.
*5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
*23.1	Consent of Jeffrey M. Gershon (included as part of Exhibit 5.1 hereto).
*23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.2 hereto).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEMAIN FINANCE CORPORATION

By:	/s/ Matthew W. Vaughan
	Name:	Matthew W. Vaughan
	Title:	Vice President – Senior Managing Director and Chief Financial Officer

Date: November 14, 2023